UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 11, 2020
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 BEALE STREET	77 BEALE STREET
P.O. BOX 770000	P.O. BOX 770000
SAN FRANCISCO, California 94177	SAN FRANCISCO, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
Equity Units	PCGU	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 8.01 Other Events

On September 27, 2020, a wildfire began in the area of Zogg Mine Road and Jenny Bird Lane, north of Igo in Shasta County, California (the “2020 Zogg fire”), located in the service territory of Pacific Gas and Electric Company (the “Utility”), a subsidiary of PG&E Corporation.  The California Department of Forestry and Fire Protection (“Cal Fire”) Zogg Fire Incident Update dated October 16, 2020, 3:08 p.m. Pacific Time (the “incident update”), indicated that the 2020 Zogg fire had consumed 56,338 acres.  The incident update reported four fatalities and one injury. The incident update also indicated that 27 structures were damaged and 204 structures were destroyed.  Of the 204 structures destroyed, 63 were single family homes, according to a damage inspection report available from the Shasta County Department of Resource Management.

As previously disclosed in PG&E Corporation and the Utility’s joint Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020, the cause of the 2020 Zogg fire remains under investigation by Cal Fire, and PG&E Corporation and the Utility are cooperating with its investigation.  The Utility has continued to investigate the potential causes and scope of the 2020 Zogg fire.  PG&E does not have access to the evidence in the possession of Cal Fire or other third parties.  PG&E has gathered evidence not collected by Cal Fire or third parties and has analyzed equipment data and new information about the structures affected by the 2020 Zogg fire.

Based on the current state of the law concerning inverse condemnation in California and the facts and circumstances available to PG&E Corporation and the Utility as of the date of this filing, including the information gathered as part of PG&E Corporation and the Utility’s investigation, PG&E Corporation and the Utility believe it is probable that they will incur a loss in connection with the 2020 Zogg fire and accordingly expect to record an estimated pre-tax charge in the amount of $275 million for the quarter ending December 31, 2020 (before available insurance).

This expected charge corresponds to the lower end of the range of PG&E Corporation and the Utility’s reasonably estimable range of losses, and is subject to change based on additional information, which change could occur prior to the filing of PG&E Corporation and the Utility’s joint Annual Report on Form 10-K for the period ending December 31, 2020 (the “Form 10-K”).  This $275 million expected charge does not include, among other things:  (i) any amounts for potential penalties or fines that may be imposed by governmental entities on PG&E Corporation or the Utility, (ii) any punitive damages, (iii) any amounts in respect of compensation claims by federal, state, county and local government entities or agencies other than state fire suppression costs, or (iv) any other amounts that are not reasonably estimable.

PG&E Corporation and the Utility currently believe that it is reasonably possible that the amount of the loss will be greater than $275 million and are unable to reasonably estimate the additional loss and the upper end of the range because there are a number of unknown facts and legal considerations that may impact the amount of any potential liability, including the total scope and nature of claims that may be asserted against PG&E Corporation and the Utility.  PG&E Corporation and the Utility intend to continue to review the available information and other information as it becomes available, including evidence in Cal Fire’s possession, evidence from or held by other parties, claims that have not yet been submitted, and additional information about the nature and extent of personal and business property damages and losses, the nature, number and severity of personal injuries, and information made available through the discovery process.  In particular, PG&E Corporation and the Utility have not had access to all of the evidence obtained by Cal Fire or other third parties.

In July 2020, and through additional purchases in August 2020, the Utility renewed its liability insurance coverage for wildfire events in the amount of $867.5 million (subject to an initial self-insured retention of $60 million), comprised of $825 million for the period of August 1, 2020 to July 31, 2021 and $42.5 million in reinsurance for the period of July 1, 2020 through June 30, 2021.  PG&E Corporation and the Utility record a receivable for insurance recoveries when it is deemed probable that recovery of a recorded loss will occur and PG&E Corporation and the Utility can reasonably estimate the amount or range.  Based on the facts and circumstances available to PG&E Corporation and the Utility as of the date of this filing, PG&E Corporation and the Utility expect to record a $215 million receivable for probable insurance recoveries in connection with the 2020 Zogg fire for the quarter ending December 31, 2020, which equals the $275 million expected charge less an initial self-insured retention of $60 million.  This amount is subject to change based on additional information, which change could occur prior to the filing of the Form 10-K.  PG&E Corporation and the Utility intend to seek full recovery for all insured losses.  If PG&E Corporation and the Utility are unable to recover the full amount of their insurance, PG&E Corporation’s and the Utility’s financial condition, results of operations, liquidity, and cash flows could be materially affected.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that are not historical facts, including statements about the beliefs, expectations, estimates, future plans and strategies of PG&E Corporation and the Utility, as well as statements related to estimates and other statements related to the 2020 Zogg fire. These statements are based on current expectations and assumptions, which management believes are reasonable, and on information currently available to management, but are necessarily subject to various risks and uncertainties. In addition to the risk that these assumptions prove to be inaccurate, factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include factors disclosed in PG&E Corporation and the Utility’s joint Annual Report on Form 10-K for the year ended December 31, 2019, their joint Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020, and their subsequent reports filed with the Securities and Exchange Commission. PG&E Corporation and the Utility undertake no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events or otherwise, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: December 11, 2020	By:	/s/ JOHN R. SIMON
		Name:	John R. Simon
		Title:	Executive Vice President, General Counsel and Chief Ethics & Compliance Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: December 11, 2020	By:	/s/ DAVID S. THOMASON
		Name:	David S. Thomason
		Title:	Vice President, Chief Financial Officer and Controller